UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2013

Geeknet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11216 Waples Mill Road, Suite 100

Fairfax, VA 22030

(Address of principal executive offices, including zip code)

(877) 433-5638

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)

On July 31, 2013, the Board of Directors (the “Board”) of Geeknet, Inc. (the “Company”) appointed Eric Semler to serve as a member of the Board, effective July 31, 2013.   In accordance with the Company’s articles of incorporation, Mr. Semler will serve until the Company’s next annual shareholder meeting and until his successor is elected and qualified.

Eric Semler is the managing member of TCS Capital GP, LLC (“TCS Capital”).  TCS Capital and its affiliates beneficially own over 9% of the Company’s outstanding Common Stock.

Mr. Semler will participate in the Company’s non-employee director compensation program. On July 31, 2013, the Board amended this program to increase the annual retainer paid to non-employee directors from $50,000 to $75,000.  Otherwise, the program applicable to Mr. Semler is unchanged from that described in the Company’s annual proxy statement filed with the SEC on March 27, 2013.  Under the terms of the non-employee director compensation program, he will receive upon joining the Board of Directors a one-time grant of Restricted Stock Units of Geeknet Common Stock with a value of $40,000 with the number of Restricted Stock Units to be determined by reference to the closing market price of Geeknet Common Stock on the date of grant.  These Restricted Stock Units will be granted effective as of July 31, 2013 and will become fully vested on the day preceding the then next Annual Shareholder meeting, subject to Mr. Semler’s continued service as a non-employee director through such date.  Additionally, for future years, Mr. Semler will receive on the day of the Annual Shareholder meeting an annual retainer consisting of fully vested and non-forfeitable Restricted Stock Units of Geeknet Common Stock with value of $75,000 with the number of Restricted Stock Units to be determined by reference to the closing market price of Geeknet Common Stock on the date of grant, subject to Mr. Semler’s continued service as a non-employee director through such date.

The Company expects to enter into an indemnification agreement with Mr. Semler on the Company’s standard form.

Mr. Semler has been appointed to serve on the Technology Committee upon the effectiveness of his joining the Board.

The Company issued a press release announcing Mr. Semler’s appointment to the Board, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 OTHER EVENTS.

Effective July 31, 2013, Kathryn McCarthy has assumed the position of Chairman of the Board.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.     Description

99.1                 Press Release issued by Geeknet, Inc. dated July 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Kathryn McCarthy
Kathryn McCarthy Chief Executive Officer and President

Date: July 31, 2013